MIV THERAPEUTICS, INC.
Unit #1, 8765 Ash Street, Vancouver, British Columbia, Canada, V6P 6T3
____________________________________________________________________________________

October 17, 2006

To:
The Board of Directors of:
BIOSYNC SCIENTIFIC PVT. LTD.
136 Surat Special Economic Zone, G.I.D.C., Sachin-394 230, Surat, Gujarat, India

Dear Sirs:

Re:

Offer to purchase all of the shares of Biosync Scientific Pvt. Ltd. (the "Company" herein)
from the shareholders of the Company (each such shareholder being a "Vendor" herein)
by MIV Therapeutics, Inc. (the "Purchaser" herein)
(the Company, the Vendors and the Purchaser being, collectively, the "Parties" herein)

AGREEMENT IN PRINCIPLE

                    This letter will confirm our recent discussions and the intention of each of Parties hereto to enter into the basic terms of an agreement (herein the "Agreement") for the acquisition by the above-referenced Purchaser from the above-referenced Vendors of all of issued and outstanding shares (each a "Purchased Share") of the above-referenced Company. We understand and confirm that the Company is a body corporate subsisting under and registered pursuant to the laws of India, that the Company is presently engaged in the business of designing, manufacturing and marketing coated and non-coated vascular stents and PTCA accessories (collectively, the "Company's Business"). We also understand and confirm that, by entering into this Agreement, the undersigned authorized signatories for each of the Purchaser, the Company and one of the principal Vendors intend to move forward toward entering into a more formal agreement (the "Formal Agreement") pursuant to which each of the Vendors is expected to agree to sell and the Purchaser will agree to purchase all of the Purchased Shares from the Vendors upon terms and conditions similar to those as set forth hereinbelow. At all times the undersigned hereto acknowledge and agree that the completion of any such Formal Agreement is subject to the prior ratification and approval of the terms and conditions of any such Formal Agreement by the Board of Directors and, if applicable, shareholders of the Purchaser and the Vendors, each of the Vendors and such regulatory authorities and including, without limitation, all appropriate regulatory authorities in India, as may have jurisdiction over the Purchaser, the Company and the Vendors (collectively, the "Regulatory Authorities"). In connection with the foregoing, therefore, the undersigned hereby acknowledge and agree that the following will represent the basic terms of a Formal Agreement for the acquisition by the Purchaser of all of the Purchased Shares from the Vendors.

Article 1
PURCHASE AND SALE OF ALL OF THE PURCHASED SHARES

1.1                  Purchase and sale. Subject to the terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, and the prior satisfaction of the conditions precedent which are set forth in Article "4" hereinbelow, the within Vendor, and the remaining Vendors by virtue of the Formal Agreement thereby, agree and will agree to assign, sell and transfer at the closing date (the "Closing Date") all of each Vendor's respective right, entitlement and interest in and to the Purchased Shares to the Purchaser and the Purchaser agrees to purchase all of the Purchased Shares from the Vendors on the terms and subject to the conditions contained in this Agreement.

Biosync Scientific Pvt. Ltd.
October 17, 2006

1.2                  Purchase Price. The total purchase price (the "Purchase Price") for all of the Purchased Shares will be paid by way of the Purchaser's issuance and satisfaction of the following to the order and direction of the Vendors at the closing (the "Closing") on the Closing Date of the terms and conditions of the Formal Agreement:

    the issuance at Closing under the Formal Agreement of an aggregate of 50,000 common shares of the Purchaser (each a "Share"), at a deemed issuance price of U.S. $0.50 per Share, to the order an direction of the Vendors (the "Issuance"); and

    the satisfaction at Closing under the Formal Agreement of any and all indebtedness of the Company to any institutional creditor(s) who may have security over the assets of any Vendor in accordance with the terms and conditions laid down in each of the present "Loan/Financial Assistance Agreement", "Deed of Hypothecation/Mortgage", "Deed of Guarantee" and any other documents signed by any such institutional creditors, the Company and/or the Vendor to secure repayment of such indebtedness of the Company (collectively, the "Settlement of the Company's Institutional Indebtedness").

1.3                  Resale restrictions and legending of the Share certificates. The Vendor hereby acknowledges and agrees, and the remaining Vendors by virtue of the Formal Agreement thereby will acknowledge and agree, that the Purchaser makes no representations as to any resale restriction affecting the Shares and that it is presently contemplated that the Shares will be issued by the Purchaser to the Vendors in reliance upon the registration and prospectus exemptions contained in certain sections of the United States Securities Act of 1933 (the "Securities Act") or "Regulation S" promulgated under the Securities Act which will impose a public trading restriction in the United States on the Shares for a period of 12 months from the Closing Date.

                    The Vendor hereby also acknowledges and understands, and the remaining Vendors by virtue of the Formal Agreement thereby will also acknowledge and understand, that neither the sale of any Shares which the Vendors may be acquiring, nor any of the Shares, themselves have been registered under the Securities Act or any state securities laws, and, furthermore, that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Vendor also acknowledges and understands, and the remaining Vendors by virtue of the Formal Agreement thereby will also acknowledge and understand, that the certificate(s) representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by the Regulatory Authorities:

"The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.";

and the Vendor hereby consents, and the remaining Vendors by virtue of the Formal Agreement thereby will consent, to the Purchaser making a notation on its records or giving instructions to any transfer agent of the Purchaser in order to implement the restrictions on transfer set forth and described hereinabove.

                    The Vendor also acknowledges and understands, and the remaining Vendors by virtue of the Formal Agreement thereby will also acknowledge and understand, that:

Biosync Scientific Pvt. Ltd.
October 17, 2006

    the Shares are restricted securities within the meaning of "Rule 144" promulgated under the Securities Act;

    the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance of the Shares to the Vendors, and even then will not be available unless (i) a public trading market then exists for the common stock of the Purchaser, (ii) adequate information concerning the Purchaser is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and

    any sale of the Shares may be made by the Vendors only in limited amounts in accordance with such terms and conditions.

1.4                  Costs. The Parties hereto shall bear their own costs in relation to the negotiation and formalization of this Agreement and the matters contemplated thereby, including any legal fees, accounting, regulatory and filing fees and expenses.

1.5                  Standstill provisions. In consideration of the Parties' within agreement to purchase and sell the Purchased Shares and to enter into the terms and conditions of this Agreement, each of the Parties hereby undertake for themselves, and for each of their respective agents and advisors, that they will not until the earlier of the Closing Date or the termination of this Agreement approach or consider any other potential purchasers, or make, invite, entertain or accept any offer or proposal for the proposed sale of any interest in and to any of the Purchased Shares or the assets or the respective business interests of the Company or the Purchaser, as the case may be, or, for that matter, disclose any of the terms of this Agreement, without the Parties' prior written consent. In this regard each of the Parties hereby acknowledges that the foregoing restrictions are important to the respective businesses of the Parties and that a breach by any of the Parties of any of the covenants herein contained would result in irreparable harm and significant damage to each affected Party that would not be adequately compensated for by monetary award. Accordingly, the Parties hereby agree that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Parties, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties hereby also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, they agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances.

Article 2
WARRANTIES, REPRESENTATIONS AND COVENANTS
BY THE COMPANY AND BY THE VENDORS

2.1                  Warranties, representations and covenants by the Company and by the Vendors. In order to induce the Purchaser to enter into this Agreement and consummate any Formal Agreement, each of the Company and the Vendor hereby, and each of the Company and the remaining Vendors by virtue of any Formal Agreement will, respectively, thereby, warrant to, represent to and covenant with the Purchaser in this Agreement, and in any Formal Agreement as at the Closing Date, that, to the best of the knowledge, information and belief of each of the Company and the Vendor herein, and to the best of the knowledge, information and belief of each of the Company and the Vendors, respectively, in any Formal Agreement, after making due inquiry and where appropriate and applicable (and for the purposes of the following warranties, representations and covenants "Company" shall mean the Company and any subsidiary of the Company, if any, as the context so requires):

Biosync Scientific Pvt. Ltd.
October 17, 2006

(a)       the Company and the Vendors, if applicable, are duly incorporated under the laws of their respective jurisdictions of incorporation, are validly existing and are in good standing with respect to all statutory filings required by the applicable corporate laws, and the Company and the Vendors have the requisite power, authority and capacity to own and use all of their respective business assets and to carry on the Company's Business as presently conducted by them;

(b)       save and except as will be set forth in the "Company Disclosure Schedule"; a copy of such Company Disclosure Schedule to accompany the delivery of any Formal Agreement as contemplated herein; the Company owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

(c)       save and except as will be set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company holds all licenses and permits required for the conduct in the ordinary course of its operations of the Company's Business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Company and its business assets, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

(d)      the authorized and issued share capital of the Company will be as set forth in the Company Disclosure Schedule and, as at the Closing Date, all Purchased Shares of the Company will be issued and outstanding as fully paid and non-assessable;

(e)       there are no shares in the capital of the Company issued or allotted or agreed to be issued or allotted to any person other than the Vendors herein;

(f)       the Vendors have good and marketable title to and are the legal, registered and beneficial owners of all of the Purchased Shares;

(g)       the Purchased Shares are validly issued and outstanding and fully paid and non-assessable in the capital of the Company and are free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

(h)       there are no claims of any nature whatsoever affecting the rights of the Vendors to transfer the Purchased Shares to the Purchaser and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares;

(i)       the Vendors have the power and capacity to own and dispose of the Purchased Shares;

(j)       this Agreement and any Formal Agreement as contemplated herein will constitute a legal, valid and binding obligation of each of the Company and the Vendors, enforceable against each of the Company and the Vendors in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(k)       as at the execution date of any Formal Agreement as contemplated herein the Company will not have committed itself to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

Biosync Scientific Pvt. Ltd.
October 17, 2006

(i)       to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

(ii)      for the issue and allotment of any of the authorized but unissued shares in its share capital;

(iii)     to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or

(iv)      to purchase or otherwise acquire any shares in its share capital;

(l)       no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares;

(m)       save and except as will be set forth in the Company Disclosure Schedule, save and except as will be set forth in the Company's audited financial statements from inception and to and including the Company's most recently completed reporting period (the "Company's Audited Financial Statements") which will be provided prior to Closing, and save and except as will be set forth in any Formal Agreement as contemplated herein, there are no material liabilities, contingent or otherwise, existing on the date hereof in respect of which the Company may be liable on or after the completion of the transactions contemplated by this Agreement other than:

(i)       liabilities disclosed or referred to in this Agreement; and

(ii)      liabilities incurred in the ordinary course of the Company's Business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Company;

(n)       the Company's Audited Financial Statements will be true and correct in every respect and present fairly the financial position of the Company as at its most recently completed financial period and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

(o)       the within Vendor and the Company have the full authority and capacity required to enter into this Agreement and to perform their respective obligations hereunder;

(p)       prior to Closing the Company will have obtained all authorizations and approvals or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement, and other actions by, and have made all filings with, any and all Regulatory Authorities, if applicable, from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Company which will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any Regulatory Authority to which the Company may be subject;

(q)       no dividend or other distribution by the Company will be declared, paid or authorized up to and including the Closing Date, and the Company has not and has not committed itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

Biosync Scientific Pvt. Ltd.
October 17, 2006

(r)       save and except as will be set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of each of the Company and the Vendors, after making due inquiry, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

(s)       save and except as will be set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

(t)       save and except as will be set forth in the Company Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, the Company is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any Court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

(u)       until the Closing Date the Company will:

(i)       maintain its assets in a manner consistent with and in compliance with applicable law; and

(ii)       not enter into any material transaction or assume or incur any material liability outside the normal course of its business without the prior written consent of the Purchaser;

(v)       the Company and the Vendors acknowledge that the Shares will be issued under certain exemptions from the registration and prospectus filing requirements otherwise applicable under the Securities Act and that, as a result, the Vendors may be restricted from using most of the remedies that would otherwise be available to them and will not receive information that would otherwise be required to be provided to them, and the Purchaser is relieved from certain obligations that would otherwise apply to it, in either case, under applicable securities legislation;

(w)       the Company and the Vendors acknowledge and agree that the Shares have not been and will not be qualified or registered under the any federal or state securities laws of the United States and, as such, the Vendors may be restricted from selling or transferring such Shares under applicable law;

(x)       the making of this Agreement, the completion of the transactions contemplated hereby pursuant to any Formal Agreement and the performance of and compliance with the terms hereof does not and will not:

(i)       conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of the Company or the Vendors;

Biosync Scientific Pvt. Ltd.
October 17, 2006

(ii)      conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which either the Company or the Vendors is subject, or constitute or result in a default under any agreement, contract or commitment to which either the Company or the Vendors is a party;

(iii)     give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Company or the Vendors is a party;

(iv)      give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Company or the Vendors which is necessary or desirable in connection with the conduct and operations of the Company's Business and the ownership or leasing of its respective business assets; or

(v)       constitute a default by the Company or the Vendors, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Company or the Vendors which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

(y)       it is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement or any Formal Agreement.

Article 3
WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER

3.1                  Warranties, representations and covenants by the Purchaser. In order to induce each of the Company and the Vendor to enter into this Agreement and consummate any Formal Agreement, the Purchaser hereby, and thereby will, warrant to, represent to and covenant with each of the Company and the Vendors that, to the best of the knowledge, information and belief of the Purchaser herein and therein, after making due inquiry (and for the purposes of the following warranties, representations and covenants "Purchaser" shall mean the Purchaser and any subsidiary of the Purchaser, if any, as the context so requires):

(a)       the Purchaser is duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)       the Purchaser has the requisite power, authority and capacity to own and use all of its business assets and to carry on its business as presently conducted by it;

(c)       save and except as will be set forth in the "Purchaser Disclosure Schedule"; a copy of such Purchaser Disclosure Schedule to accompany the delivery of any Formal Agreement as contemplated herein; and as will be set forth in any Formal Agreement as contemplated herein, the Purchaser owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

Biosync Scientific Pvt. Ltd.
October 17, 2006

(d)       this Agreement and any Formal Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(e)       all of the issued and outstanding shares of the Purchaser are listed and posted for trading on the NASD Over-the-Counter Bulletin Board (the "OTCBB"), and the Purchaser is not in material default of any of its listing requirements of the OTCBB or any rules or policies of the United States Securities and Exchange Commission (the "Commission");

(f)       all registration statements, reports and proxy statements filed by the Purchaser with the Commission, and all registration statements, reports and proxy statements required to be filed by the Purchaser with the Commission, have been filed by the Purchaser under the United States Securities Act of 1934 (the "1934 Act"), were filed in all material respects in accordance with the requirements of the 1934 Act and the rules and regulations thereunder and no such registration statements, reports or proxy statements contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g)       the Purchaser will allot and issue the Shares on the Closing Date in accordance with section "1.2" hereinabove as fully paid and non-assessable in the capital of the Purchaser free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, other than hold periods or other restrictions imposed under applicable securities legislation;

(h)       the shares in the capital of the Purchaser are not subject to or affected by any actual or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, pending or threatened cease trading, compliance or denial of use of exemptions orders of, or action, investigation or proceeding by or before, any securities regulatory authority, court, administrative agency or other tribunal;

(i)       save and except as will be set forth in the Purchaser Disclosure Schedule and as will be set forth in any Formal Agreement as contemplated herein, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, threatened against or affecting the Purchaser at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

(j)       at Closing under the Formal Agreement it is presently contemplated that Mr. Rajesh Vaishnav, a current Vendor and the present mind and management of the Company, will be employed as the Chief Executive Officer of the Company under such final and commercially competitive compensation terms as may be determined in accordance with the terms and conditions of the Formal Agreement; with the understanding that Mr. Vaishnav, in his role as Chief Executive Officer of the Company, will be provided by the Board of Directors of each of the Purchaser and the Company with such operational and administrative supervisory duties and responsibilities over the Company's Business affairs as may then be required in order to further the development of the Company's Business interests in line with the Purchaser's then current business interests (collectively, the "Company's Employment of Mr. Vaishnav" herein). In this regard the Parties hereto hereby acknowledge and agree that the commercially competitive terms of the proposed Company's Employment of Mr. Vaishnav will include, but not be limited to:

Biosync Scientific Pvt. Ltd.
October 17, 2006

(i)       an initial term of two years from the Closing (the "Initial Term");

(ii)      a monthly fee of INR542,520 per month during the Initial Term (equivalent to U.S. $12,000 at the exchange rate of INR45.21 on October 17, 2006); and

(iii)     the grant of stock options (each a "Stock Option") to acquire an aggregate of up to 1,000,000 common shares of the Purchaser, at an exercise price of U.S. $0.60 per common share and for a period of up to five years from the date of grant, vesting in the following manner:

(A)       an initial and fully vested Stock Option to acquire up to 250,000 such common shares of the Purchaser on the Closing;

(B)       a further Stock Option to acquire up to an additional 375,000 such common shares of the Purchaser on the date which is one year from Closing; and

(C)       a further and final Stock Option to acquire up to an additional an final 375,000 such common shares of the Purchaser on the date which is two years from Closing;

(k)       at Closing under the Formal Agreement the Purchaser will make available to such key management and employees of the Company as the Company may then designate to the Purchaser, from time to time in its sole and absolute discretion, a reasonable portion of such incentive stock options as may then be available for granting under the Purchaser's then stock incentive plan; the final determination of the actual number, exercise price, exercise period and vesting provisions, if any, applicable to such incentive stock options thereunder, being, at all times, in the sole and absolute discretion of the Company's then "Plan Administrator" as designated thereunder (collectively, the "Granting of Stock Options");

(l)       as a consequence of the Closing of the Formal Agreement the Purchaser, as the then parent company to the Company, will provide the Company with such technical and financial assistance as may be required, from time to time, in the sole and absolute discretion of the Board of Directors of the Purchaser, in order to further the development of the Company's Business interests in line with the Purchaser's then current business interests; and

(m)      it is not aware of any fact or circumstance which has not been disclosed to the Company and the Vendor which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Company and the Vendor to enter into this Agreement or any Formal Agreement.

Article 4
CONDITIONS PRECEDENT TO CLOSING

4.1                  Purchaser's conditions precedent. All of the obligations of the Purchaser under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Purchaser fulfilled in all material aspects in the reasonable opinion of the Purchaser or to be waived by the Purchaser as soon as possible but, unless specifically indicated as otherwise, not later than five calendar days prior to the Closing Date:

Biosync Scientific Pvt. Ltd.
October 17, 2006

(a)       the Company and the Vendors shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by the Company and the Vendors on or before the Closing Date;

(b)       the Company and the Vendors shall have obtained all authorizations, approvals and other actions by, and have made all filings with, any securities regulatory authority from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions are in full force and effect and all such filings have been accepted and the Company and the Vendors are in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any securities regulatory authority to which the Company or the Vendors may be subject;

(c)       the Company's Audited Financial Statements will be subject to the prior review and approval of the Purchaser's auditors so as to ensure that they are true and correct in every respect and present fairly the financial position of the Company as at its most recently completed financial period and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

(d)       all matters which, in the opinion of counsel for the Purchaser, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

(e)       no material loss or destruction of or damage to the Company, any of its assets, any of the Company's Business or the Purchased Shares shall have occurred;

(f)       the delivery to the Purchaser by the Company and the Vendors, on a confidential basis, of all remaining material documentation and information and including, without limitation, an updated Company Disclosure Schedule and:

(i)       a copy of all material contracts, agreements, reports and information of any nature respecting the Company, its assets and the Company's Business; and

(ii)      details of any lawsuits, claims or potential claims relating to either the Company, its assets, the Company's Business or the Purchased Shares of which either the Company or the Vendors is aware and the Purchaser is unaware;

(g)       the Company and the Vendors will cause the Company, for a period of at least five calendar days prior to the Closing Date, during normal business hours, to:

(i)       make available for inspection by the counsel, auditors and representatives of the Purchaser, at such location as is appropriate, the Company's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Purchaser, provided such persons do not unduly interfere in the operations of the Company;

(ii)       authorize and permit such persons at the risk and the sole cost of the Purchaser, and only if such persons do not unduly interfere in the operations of the Company, to attend at all of its places of business and operations to observe the conduct of its Company's Business and operations, inspect its assets and make physical counts of its inventories, shipments and deliveries; and

Biosync Scientific Pvt. Ltd.
October 17, 2006

(iii)     require the Company's management personnel to respond to all reasonable inquiries concerning the Company's Business, its assets or the conduct of its business relating to its liabilities and obligations; and

(h)       the completion by the Purchaser and by the Purchaser's professional advisors of a thorough due diligence and operations review of both the Company's Business and the operations of the Company together with the transferability of the Purchased Shares as contemplated by this Agreement and by any Formal Agreement.

4.2                  Company's and Vendors' conditions precedent. All of the obligations of the Company and the Vendors under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Company and the Vendors fulfilled in all material aspects in the reasonable opinion of the Company and the Vendors or to be waived by the Company and the Vendor as soon as possible but, unless specifically indicated as otherwise, not later than five calendar days prior to the Closing Date:

(a)       the Purchaser shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by the Purchaser on or before the Closing Date;

(b)       all matters which, in the opinion of counsel for the Company and the Vendors, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose; and

(c)       the completion by the Company and the Vendors and by the Company's and the Vendors' professional advisors, of a thorough due diligence and operations review of both the business and operations of the Purchaser.

4.3                  Parties' conditions precedent. The Closing of any Formal Agreement and the rights, obligations and duties of the Parties arising upon and prior to the Closing Date shall also be conditional upon and subject to:

(a)       the specific ratification of the terms and conditions of this Agreement by each of the Board of Directors of the Purchaser, the Company and the Vendors, if applicable, within 30 calendar days of the due and completion execution of this Agreement by each of the Parties hereto (collectively, the "Ratification");

(b)       the completion by each of the Purchaser and the Company of an initial due diligence and operations review of the other Party's respective business and operations within 30 calendar days of the prior satisfaction of the Ratification (the "Initial Due Diligence");

(c)       the execution of a Formal Agreement as between the Company, the Vendor and the Purchaser on or before November 30, 2006;

(d)       if required under applicable corporate and securities laws, the receipt of all necessary approvals from any Regulatory Authority having jurisdiction over the transactions contemplated by this Agreement and by any Formal Agreement on or before December 31, 2006;

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(e)       if required under applicable corporate and securities laws, shareholders of the Purchaser and/or the Company passing an ordinary resolution or, where required, a special resolution, approving the terms and conditions of this Agreement and all of the transactions contemplated hereby, and the Purchaser and/or the Company sending all required notice to the Purchaser's and/or the Company's shareholders in connection therewith, or, in the alternative and if allowable in accordance with applicable corporate and securities laws, shareholders of the Purchaser and/or the Company holding over 50% of the issued shares of the Purchaser and the Company providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement and all of the transactions contemplated hereby together with certification of any required notice to all shareholders of the Purchaser and/or Company of such written consent resolutions; and

(f)       the Board of Directors of the Purchaser and/or the shareholders of the Purchaser, if required, approving of the within Issuance by the Purchaser to the order and direction of the Vendors of all of the referenced Shares in accordance with section "1.2" hereinabove, together with such other matters as may be agreed to as between the Parties hereto prior the completion of the transactions contemplated by this Agreement.

Article 5
CLOSING AND EVENTS OF CLOSING

5.1                  Closing and Closing Date. The Closing of the within purchase and delivery of the Purchased Shares, in conjunction with any Formal Agreement, together with all of the transactions contemplated by this Agreement and by any Formal Agreement, shall occur on the day which is five calendar days following the satisfaction of all of the conditions precedent which are set out in Article "4" hereinabove, or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of counsel for the Purchaser, Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, at 2:00 p.m. (Vancouver, British Columbia, Canada, time) on the Closing Date.

5.2                  Latest Closing Date. If the Closing Date has not occurred by January 31, 2007 this Agreement will be terminated and unenforceable unless the Parties hereto agree in writing to grant an extension of the Closing Date.

5.3                  Documents to be delivered by the Company and the Vendors prior to the Closing Date. Not later than five calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Company and the Vendors shall also execute and deliver or cause to be delivered all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to transfer all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to:

(a)       a certified copy of an ordinary resolution of the shareholders of the Company and/or the Vendors, if applicable, approving the terms and conditions of this Agreement, any Formal Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Company and/or the Vendors holding over 50% of the issued shares of the Company and/or the Vendors providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement, any Formal Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Company and/or the Vendors of such written consent resolutions;

(b)       all documentation as may be necessary and as may be required by counsel for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registerable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

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(c)       certificate(s) representing the Purchased Shares registered in the name of the Vendors, duly endorsed for transfer to the Purchaser or irrevocable stock powers transferring the Purchased Shares to the Purchaser;

(d)       a certificate representing the Purchased Shares registered in the name of the Purchaser;

(e)       a certified copy of the resolutions of the Board of Directors (and of the Vendors, if applicable) of the Company authorizing the transfer by the Vendors to the Purchaser of the Purchased Shares;

(f)       a copy of all corporate records and books of account of the Company and its subsidiaries and including, without limiting the generality of the foregoing, a copy of all minute books, share register books, share certificate books and annual reports of the Company and its subsidiaries;

(g)       all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

(h)       a certificate of an officer of the Company, dated as of the Closing Date, acceptable in form to counsel for the Purchaser, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Company and the Vendors contained in, respectively, this Agreement and in any Formal Agreement are true and correct in all respects and will be true and correct as of the Closing Date as if made by the Company and the Vendors on the Closing Date;

(i)       the Company's Audited Financial Statements;

(j)       an opinion of counsel to the Company and the Vendors, dated as at the Closing Date, and addressed to the Purchaser and its counsel, in form and substance satisfactory to the Purchaser's counsel, acting reasonably, and including the following:

(i)       the due incorporation, existence and standing of each of the Company and its qualification to carry on business;

(ii)      the authorized and issued capital of the Company;

(iii)     that all Purchased Shares have been duly authorized and issued and are fully paid and non-assessable;

(iv)      all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of this Agreement, any Formal Agreement and the transactions contemplated herein and therein, respectively; and

(v)       that the Purchased Shares have been duly issued to and registered in the name of the Purchaser in compliance with all applicable corporate and securities laws; and

(k)       all such other documents and instruments as the Purchaser's counsel may reasonably require.

5.4                  Documents to be delivered by the Purchaser prior to the Closing Date. Not later than five calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered all such documents, resolutions and instruments as are necessary, in the opinion of counsel for the Company and the Vendors, acting reasonably, to issue to the order and to the direction of the Vendors the Purchase Price Shares free and clear of all liens, charges and encumbrances, however, subject to the normal U.S. resale provisions applicable thereto, and in particular including, but not being limited to:

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    a certified copy of an ordinary resolution of the shareholders of the Purchaser approving the terms and conditions of this Agreement, any Formal Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Purchaser holding over 50% of the issued shares of the Purchaser providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement, any Formal Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Purchaser of such written consent resolutions;

    a certified copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby and including, without limitation, each of the matters provided for in section "4.3" hereinabove;

    Share certificate(s), subject to the normal U.S. resale provisions applicable thereto, representing all of the Purchase Price Issuance Shares issued and registered to the order and to the direction of the Vendors as notified by the Vendors to the Purchaser prior to Closing in accordance with section "1.2" hereinabove;

    all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

    a certificate of an officer of the Purchaser, dated as of the Closing Date, acceptable in form to counsel for the Company and the Vendors, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Purchaser contained in, respectively, this Agreement and in any Formal Agreement are true and correct and will be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date;

    a form of final and executable employment agreement providing for the proposed Company's Employment of Mr. Vaishnav as contemplated herein;

    written confirmation that the Purchaser has made satisfactory arrangements with all Company institutional creditors respecting the Settlement of the Company's Institutional Indebtedness as contemplated herein;

    written confirmation from the Purchaser as to the extent to which the Purchaser's Plan Administrator intends to attend to the Granting of Stock Options to such key management and employees of the Company as the Company may then designate to the Purchaser; and

    all such other documents and instruments as the Company's and the Vendors' counsel may reasonably require.

Article 6
ARBITRATION

6.1                  Matters for arbitration. The Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

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6.2                  Notice. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than two calendar days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such two calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "6.3" hereinbelow.

6.3                  Appointments. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within ten calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within ten calendar days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed under the provisions of the Commercial Arbitration Act (British Columbia) (collectively, the "Arbitration Act"). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, Canada, for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

6.4                  Award. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

Article 7
TERMINATION

7.1                  Default. The Parties hereto agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the "Defaulting Party"), the non-defaulting Party (herein called the "Non-Defaulting Party") shall give notice to the Defaulting Party designating such default, and within 14 calendar days after its receipt of such notice, the Defaulting Party shall either:

(a)       cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

(b)       give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

7.2                  Arbitration. If arbitration is sought, a Party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article "6" hereinabove.

7.3                  Curing the default. If:

(a)       the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

(b)       arbitration is not so sought; or

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(c)       the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award, the Non-Defaulting Parties may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.

7.4                  Termination. In addition to the foregoing it is hereby acknowledged and agreed by the Parties hereto that this Agreement will be terminated in the event that:

(a)       the entire Ratification is not received within 30 calendar days of the due and completion execution of this Agreement by each of the Parties hereto;

(b)       a Formal Agreement as between the Company, the Vendor and the Purchaser incorporating terms and conditions similar to those contained in this Agreement is not entered into on or before November 30, 2006;

(c)       either of the Parties hereto has not either satisfied or waived each of their respective conditions precedent prior to Closing in accordance with the provisions of Article "4" hereinabove;

(d)       each of the conditions specified in section "4.3" hereinabove have not been satisfied in the manner and within the time periods as specified therein;

(e)       either of the Parties hereto has failed to deliver or caused to be delivered any of their respective documents required to be delivered by Articles "4" and "5" hereinabove prior to the Closing Date in accordance with the provisions of Articles "4" and "5";

(f)       the final Closing has not occurred on or before January 31, 2007 in accordance with section "5.2" hereinabove; or

(h)       by agreement, in writing, of each of the Company, the Vendor and the Purchaser;

and in such event, unless waived by each Party hereto in advance and in writing, this Agreement will be terminated and be of no further force and effect other than the obligations under Article "8" hereinbelow.

Article 8
GENERAL PROVISIONS

8.1                  Due diligence, confidentiality and non-disclosure. Each of the Parties shall forthwith conduct such further due diligence examination of the other Parties as it deems appropriate. Each Party may in a reasonable manner carry out such investigations and due diligence as to the other Parties, at all times subject to the confidentiality provisions hereinbelow, as each Party deems necessary. In that regard the Parties agree that each shall have full and complete access to the Purchaser's and the Company's books, records, financial statements and other documents, articles of incorporation, by-laws, minutes of Board of Directors' meetings and its committees, investment agreements, material contracts and as well such other documents and materials as the Vendors or the Purchaser, or their respective counsel, may deem reasonable and necessary to conduct an adequate due diligence investigation of each such Party, its respective operations and financial condition prior to the Closing Date. Subject to the provisions hereinbelow, the Parties, for themselves, their officers, directors, shareholders, consultants, employees and agents agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other Parties' express written consent, either: (i) the fact or existence of this Agreement or discussions and/or negotiations between them involving, inter alia, possible business transactions; (ii) the possible substance or content of those discussions; (iii) the possible terms and conditions of any proposed transaction; (iv) any statements or representations (whether verbal or written) made by either Party in the course of or in connection with those discussions; or (v) any written material generated by or on behalf of any Party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a Court or on a "need to know" basis to each of the Parties respective professional advisors. Notwithstanding the provisions of this section, the Parties agree to make such public announcements of this Agreement promptly upon its execution in accordance with the requirements of applicable securities legislation and regulations.

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8.2                  Assignment, amendment and variations. Save and except as provided herein, no Party may sell, assign, pledge or mortgage or otherwise encumber all or any part of its interest herein without the prior written consent of all of the other Parties hereto. This Agreement and any provision thereof may only be amended in writing and only by duly authorized signatories of each of the respective Parties hereto. It is hereby acknowledged and agreed by each of the Parties hereto that where any variation in the terms and/or conditions of this Agreement or any Formal Agreement is reasonably required by any of the Regulatory Authorities as a condition of their respective Regulatory Approval to any of the terms and conditions of this Agreement, any such reasonable variation, having first been notified to all Parties, will be deemed to be accepted by each of the Parties hereto and form part of the terms and conditions of this Agreement. If any such Party, acting reasonably, deems any such notified variation unreasonable, that Party may, in its sole and absolute discretion, and within a period of not greater than 10 calendar days from its original notification and at its cost, make such further applications or submissions to the relevant Regulatory Authority as it considers necessary in order to seek an amendment to any such variation; provided, however, that the final determination by any such Regulatory Authority to any such application or submission by such objecting Party will be deemed binding upon such Party who must then provide notification to all other Parties as provided for hereinabove.

8.3                  Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, or 15 calendar days in the case of an addressee with an address for service in a country other than a country in which the Party giving the notice, demand or other communication resides, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

8.4                  Force majeure. If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay. A Party shall, within seven calendar days, give notice to the other Parties of each event of force majeure under this and, upon cessation of such event, shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

8.5                  Entire Agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

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8.6                  Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties, their respective heirs, executors, administrators and assigns.

8.7                  Time of the essence. Time will be of the essence of this Agreement.

8.8                  Representation and costs. It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, acts solely for the Purchaser, and, correspondingly, that each of the Vendor and the Company has been required by each of Lang Michener LLP and the Purchaser to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP shall be at the cost of the Purchaser.

8.9                  Applicable law. The situs of this Agreement is Vancouver, British Columbia, Canada, and, subject to the following, the terms and conditions of this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia and the federal laws of Canada applicable therein. In addition, and to the extent required by the laws of India and any government approvals required therefore, the entering into of this Agreement, together with the enforceability and closing of any Formal Agreement, will be subject, at all times, to the laws of the State of Gujarat, India, together with the federal laws of India applicable therein.

8.10               Further assurances. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

8.11               Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

8.12               Captions. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

8.13               Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective execution date as set forth on the front page of this Agreement.

8.14               Consents and waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

(a)       be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

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(b)       be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)       constitute a general waiver under this Agreement; or

(d)       eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

ACCEPTANCE AND EXECUTION

                    It is expressly understood and agreed that as soon as practicable after the execution of this Agreement the undersigned will use their best efforts to enter into a Formal Agreement incorporating the terms and conditions hereof, in addition to normal share purchase terms and conditions, and the undersigned hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the undersigned hereto or their respective counsel in order to carry out the true nature and intent of this Agreement and any such any Formal Agreement. At all times the undersigned hereto acknowledge and agree that the completion of any such Formal Agreement is subject to the prior ratification and approval of the terms and conditions of any such Formal Agreement by the Board of Directors and, if applicable, shareholders of the Purchaser and the Vendors, each of the Vendors and such Regulatory Authorities as may have jurisdiction over the Purchaser, the Company and the Vendor.

                    Please acknowledge your acceptance of the general terms of this Agreement by kindly executing the same in the space provided hereinbelow. This offer is only open for acceptance until 5:00 p.m. (Vancouver, British Columbia, time) on October 20, 2006.

Yours very truly,

MIV THERAPEUTICS, INC.
Per:
/s/ Dr. I. Mark Landy
_________________________________________________
Dr. I. Mark Landy, President and a director of the Purchaser

The within offer and terms of this Agreement are hereby accepted by each of the Company and the within Vendor effective on this 17th day of October, 2006 in Mumbai India:

BIOSYNC SCIENTIFIC PVT. LTD.
Per:
/s/ Rajesh Vaishnav
_________________________________________________
Rajesh Vaishnav, Authorized Signatory for the Company
RAJESH VAISHNAV
The Vendor herein

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